UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-François Bartholoni, 1204 Geneva, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On April 24, 2014, Weatherford International Ltd. (“we” or the “Company”) issued a news release announcing results for the quarter ended March 31, 2014. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item.

On April 25, 2014, we will hold a conference call at 8:30 a.m. eastern, 7:30 a.m. central, regarding the quarterly results. This scheduled conference call was previously announced on February 26, 2014 and will be made available via real-time webcast. A replay of the call will be available until 5:00 p.m. eastern, May 9, 2014. The number for the replay is 855-859-2056 or 404-537-3406 for international calls; passcode 6304077.

An enhanced webcast of the conference call and replay will be provided by NASDAQ OMX Corporate Solutions and will be available through Weatherford's web site at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.

Item 2.05    Costs Associated with Exit or Disposal Activities.

During the three months ended March 31, 2014 the Company began implementation of its previously announced cost reduction plan (“the Plan”), which includes a worldwide workforce reduction that is expected to involve approximately 7,000 employees. The Plan, which, until this time, was under development, is scheduled to be completed by the end of 2014. The Plan will not affect the businesses identified as part of the Company’s non-core business divestiture program and is aimed at rebalancing the Company’s resources to make its cost base more efficient and lighten the Company’s support structure.

The Company currently estimates that it will recognize pre-tax charges of $125 million to $150 million associated with the Plan and that, when complete, it will generate annualized savings of in excess of $500 million. The Plan will include one-time termination (severance) benefits, contract termination costs and other associated costs.

The information in this Item 2.05 consists of forward-looking statements within the meaning of the federal securities laws. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the statements made in this Item 2.05 to differ include, without limitation, the Company's ability to implement the Plan and possible changes in the expected charges, costs and annualized savings associated with the Plan. Other important factors are included under the caption “Forward-Looking Statements” in the Company's Form 10-K, as amended, Annual Report for the year ended December 31, 2013 and in subsequent filings. The Company does not intend to revise any particular forward-looking statement in light of future events.

Item 7.01    Regulation FD Disclosure.

On April 24, 2014, we issued a news release announcing results for the quarter ended March 31, 2014. A copy of the press release is furnished as Exhibit 99.1 and incorporated into this Item.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

99.1	News release dated April 24, 2014, announcing results for the quarter ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Date: April 24, 2014
/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit
99.1	News release dated April 24, 2014, announcing results for the quarter ended March 31, 2014.